UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 20, 2017

AIS HOLDINGS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55769	36-4877329
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

2-5-16-701, Shirogane, Minato-ku, Tokyo, 108-0072, Japan

(Address of Principal Executive Offices)

Telephone: +81-3-6277-0150

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements which involve risks and uncertainties, principally in the sections entitled “Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” or “should,” or the negative of these terms or other comparable terminology. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Current Report on Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements included in this document are based on information available to us on the date hereof, and we assume no obligation to update any such forward-looking statements, except as expressly required by law.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K. Before you invest in our securities, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” and elsewhere in this Current Report on Form 8-K could negatively affect our business, operating results, financial condition and stock price. Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations.

All dollar amounts used throughout this Report are in US Dollars, unless otherwise stated. All amounts in Japanese yen used throughout this Report are preceded by JPY, for example JPY 500, is referring to 500 Japanese Yen.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Effective December 8, 2017, AIS Japan Co., Ltd., a Japanese Corporation (“AIS Japan”) which is a wholly owned subsidiary of “the Company”, AIS Holdings Group, Inc. purchased UQMS (Using Qrcode Management System), a software and web application for customer management, from Promotion Plus Co., Ltd. in the total amount of JPY 2,453,760 ($21,337).

FORM 10 DISCLOSURE

As disclosed elsewhere in this report, the Company completed the purchase of a material asset, “the UQMS Managment System”, a software and web application, and also commenced substantive operations immediately after the purchase, which caused the Company to cease being defined as a “shell company” under the Securities Act of 1933, as amended. Item 2.01(f) of Form 8-K requires that if a registrant was a shell company, immediately before the transaction disclosed under Item 2.01, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, we are providing below the information that would be included in a Form 10 if we were to file a Form 10. Please note that the information provided below relates to the operations and status of the Company immediately following the purchase of the aforementioned asset.

Business

Corporate History of AIS Holdings Group, Inc.

The Company was incorporated in the State of Delaware on January 30, 2017 as the name of Superb Acquisition, Inc. The Company has been engaged in organizational efforts and obtaining initial financing. The Company was formed as a vehicle to pursue a business combination and has made no efforts thus far to identify a possible business combination. As a result, the Company has not conducted negotiations or entered into a letter of intent concerning any target business. The business purpose of the Company is to seek the acquisition of or merger with an existing company.

On June 18, 2017, Thomas DeNunzio of 780 Reservoir Avenue, #123, Cranston, RI 02910, the sole shareholder of Superb Acquisition, Inc. entered into and consummated a Share Purchase Agreement (the “Agreement”) with Takehiro Abe., with an address at at 2-5-16-701, Shirogane, Minato-ku, Tokyo, 108-0072, Japan. Pursuant to the Agreement, Mr. DeNunzio transferred to Takehiro Abe 20,000,000 shares of our common stock, which represents all of our issued and outstanding shares in consideration of $34,900.

On June 18, 2017, Mr. DeNunzio, the sole shareholder of the Company, consummated a sale of 20,000,000 shares of our common stock to Takehiro Abe for an aggregate purchase price of $34,900. Following the closing of the share purchase transaction, Takehiro Abe owns a 100% interest in the issued and outstanding shares of our common stock. Takehiro Abe is the controlling shareholder of Superb Acquisition, Inc.

On June 18, 2017, Mr. Thomas DeNunzio resigned as our Chief Executive Officer, Chief Financial Officer, President, Director, Secretary, and Treasurer, such resignation of which is to be effective ten days after the filing and mailing of an Information Statement required by Rule 14f-1 under the Securities Exchange Act of 1934, as amended. The resignation was not the result of any disagreement with us on any matter relating to our operations, policies or practices.

On June 18, 2017, Mr. Takehiro Abe was appointed as Chief Executive Officer, Chief Financial Officer, President, Director, Secretary, and Treasurer, to hold such office ten days after the filing and mailing of an Information Statement required by Rule 14f-1 under the Securities Exchange Act of 1934, as amended.

On June 20, 2017, the Company filed with the Delaware Secretary of State, a Certificate of Amendment to change the name of Registrant to AIS Holdings Group, Inc.

On October 25, 2017, AIS Holdings Group, Inc., a Delaware corporation (the “Company”), entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Takehiro Abe. Pursuant to this Agreement, on October 25, 2017 Takehiro Abe transferred to AIS Holdings Group, Inc., 100 shares of the common stock of AIS Japan Co., Ltd.., a Japan corporation (“AIS Japan”), which represents all of its issued and outstanding shares, in consideration of 1,000,000 JPY.

Following the effective date of the share purchase transaction above on October 25, 2017, AIS Holdings Group, Inc. gained a 100% interest in the issued and outstanding shares of AIS Japan’s common stock and AIS Japan became a wholly owned subsidiary of AIS Holdings Group, Inc. AIS Holdings Group, Inc. is now the controlling and sole shareholder of AIS Japan.

Overview of Our Subsidiary: AIS Japan Co., Ltd.

AIS Japan was incorporated on May 6, 2016 pursuant to the Japanese Companies Act under the name White Fox Marketing Co., Ltd. On September 7, 2017, the company conducted a name change and was thereafter named AIS Japan Co., Ltd.

Currently, Mr. Takehiro Abe is the sole director and officer. The address of the head office is 2-5-16, Shirogane, Minato-ku, Tokyo, Japan. AIS Japan’s current business focus is to provide customer management services to Japanese companies, with a focus primarily upon small companies and stores which cannot build up an in-house customer management system.

Customer management business

Effective December 8, 2017 AIS Japan purchased the software and web applications for a customer management system named UQMS (Using Qrcode Management System) from Promotion Plus Co., Ltd. for the total amount of JPY 2,453,760 ($21,337). At present, all of the customer management services provided to Japanese customers (primarily small to mid sized companies) by AIS Japan are intended to be provided via the UQMS software and web applications.

The primary purpose of UQMS is to enable small companies to easily, and inexpensively, register and update information on their customers, conveniently display customer data in order to simplify the process of market analysis, and to provide consumer information that can assist in the creation of a marketing plan. When the customer is able to analyze their consumer data and identify patterns and demographic information about their clientele, they can more easily identify information regarding their target audience and ascertain how they may be able to more effectively market to those consumers. Conversely, if a customer’s company is failing to attract their ideal consumer base, the easily navigable information provided by the UQMS software and web application may assist them in identifying where their shortcomings are so that they may better address their shortcomings and improve their services and advertising in the future.

Outline of UQMS

It is important to note that the plans disclosed below in regards to UQMS are still under development. It is possible that we may add additional features in the future and/or that we may amend and make significant changes to existing features that are currently available. Additionally, at present, we do not yet have an active customer base and have yet to make any sales of our software and web application services.

As soon as our client companies sign up to use the UQMS software and web application customer management system they will be able to upload their customer data through the web. This can be done manually, one customer at a time, or they can update information in bulk if they have CSV (comma-separated values) prepared already. The exact information that will be collected in regards to the client company’s customers can be determined by the client company themselves.

When the customer data has been entered into UQM the client companies will be able to manually update their customer data at any point in time. As their business operations progress it is highly likely that their information will change, and with UQMS it is very simple for the client companies to go online and edit their consumer data as they see fit.

After all of the customer information of the client company has been uploaded via the web to UQMS the information will then be available for the client company to analyze. Through the user friendly UQMS interface they will be able to far more readily determine market trends, consumer information, analytics, and an array of various other information (depending on what the client company decides to upload) in a very clear and easy to analyze format.

Additionally, UQMS enables client companies to store, among other information, the contact information of their clients. In doing so, they can easily send out mass promotional material to all of their customers or, if desirable, to a smaller subsection of their clients. Through the use of UQMS the client companies will be able to send out (as an optional service) direct emails, coupons, promotional material, or a custom form of advertisement, to their customers far more easily and time effectively than they would be able to do without a streamlined customer management system.

Please see below for a table that clearly identifies the basic functions of the UQMS customer management software and web applications:

Function	Description
Customer Management
Registration of customer data
Registration by customer	Customer can register their information through web
Registration by client company	Client company can register its own customer data collectively by CSV (comma-separated values).
Maintenance
Data update by customer	Customer and Client company can update customer data.
Data update by client company
Database maintenance
Web application	Client company can design its original web menu. - Deletion, login, password setting and cancellation for newsletter.
Listing and analysis	Client company can list their customers. Client company can aggregate their customer data. Client company can analyze their customer data.
Marketing support
Search and output	Client company can select target customers.
Promotion tool	Client company can send the marketing information to target customers.
Direct email

Service Models

Initially, client companies will be able to try a free ten (10) day trial of UQMS to determine if the web and software customer management application is ideal for their needs. At the end of the trial period they will then be able to sign up with a basic subscription model or they can add on various upgrades for an additional monthly fee.

The basic monthly fee allows the client company to utilize customer management systems and also provides listing and analysis of consumer data. There is an initial upfront fee to utilize UQMS and then a monthly subscription fee which varies based upon the amount of customer data that the client decides to upload. In the chart below this section the price points.

Additional optional services have various costs per month (Added on to the basic subscription cost). A number of these supporting services provide the user with an application and/or template that they will be provided in order to create additional methods of communicating with their customers. This includes, but in the future may not be limited to, the creation of custom coupons, questionnaires, a form that aids the user in designing web pages, manage inquiries, attach files to their mass messages, and create an e-ticket.

The below chart details our service model for the basic monthly membership as well as a brief description and the associated cost of all additional services:

Contents				Price		Description
Initial fee				5,000	JPY
Monthly basic fee	Number of customers	up to	1,000	1,000	JPY per month
			3,000	2,000	JPY per month
			5,000	3,000	JPY per month
			6,000	4,000	JPY per month
			7,000	5,000	JPY per month
			10,000	6,000	JPY per month
		over	10,000	To be negotiated
Option service fee	E-mail delivery			1,000	JPY per month	Simultaneous emails delivery of coupon, newsletter, etc.
	E-coupon ticket			500	JPY per month	Supporting application for designing web base coupon ticket
	E-questionnaire survey			1,000	JPY per month	Supporting application for designing web base questionnaire survey and totaling
	Web page			1,000	JPY per month	Supporting application for designing web pages for customers
	Management of inquiries			1,000	JPY per month	Supporting application for designing inquiry form and responding
	Web form			1,000	JPY per month	Supporting application for designing mail form
	File attachment			1,000	JPY per month	Attachment files with emails delivery of coupon, newsletter, etc.
	E-ticket			1,000	JPY per month	Supporting application for designing web base ticket

Marketing and Future Plans

Over the course of the next three months AIS Japan intends to develop a company website through which basic advertising methods will be carried out. Simultaneously, the Company intends to create a plan for the development of sales agents. At present this may include, but not strictly be limited to, the development of a customer introduction system through which our future sales agents can easily convey the functions and benefits of the UQMS customer management system. It is also the intent of the Company to begin efforts to directly promote UQMS to regional associations through as of yet unidentified means.

Subsequent to the next three months, but prior to the next six months, AIS Japan intends to create a banner advertisement that can be displayed online to aid in marketing. This is intended to occur subsequent to the creation of our website in order to increase traffic generation to the developed site. At this time, we also intend to have a customer introduction system finalized and will begin efforts to hire additional sales agents for UQMS.

RISK FACTORS

An investment in our common stock is highly speculative, and should only be made by persons who can afford to lose their entire investment in us. You should carefully consider the following risk factors and other information in this report before deciding to become a holder of our common stock. If any of the following risks actually occur, our business and financial results could be negatively affected to a significant extent.

We will require additional funds in the future to achieve our current business strategy and our inability to obtain funding will cause our business to fail.

We will need to raise additional funds through public or private debt or equity sales in order to fund our future. These financings may not be available when needed. Even if these financings are available, it may be on terms that we deem unacceptable or are materially adverse to your interests with respect to dilution of book value, dividend preferences, liquidation preferences, or other terms. Our inability to obtain financing would have an adverse effect on our ability to implement our current business plan and develop our product line, and as a result, could require us to diminish or suspend our operations and possibly cease our existence.

Even if we are successful in raising capital in the future we will likely need to raise additional capital to continue and/or expand our operations. If we do not raise the additional capital, the value of any investment in our Company may become worthless. In the event we do not raise additional capital from conventional sources, it is likely that we may need to scale back or curtail implementing our business plan.

We have not generated any revenues to date since our inception.

We are a start-up stage company. Our ability to continue as a going concern is dependent upon our ability to commence a commercially viable operation and to achieve profitability. Since our inception we have not generated any revenues, and currently have only limited operations, as we are presently in the planning stage of our business development as an exploration stage company. These factors raise substantial doubt about our ability to continue as a going concern. We may not be able to generate revenues in the future and as a result the value of our common stock may become worthless. There are no assurances that we will be successful in raising additional capital or successfully developing and commercializing our products and becoming profitable.

We have a limited operating history that you can use to evaluate us, and the likelihood of our success must be considered in light of the problems, expenses, difficulties, complications and delays that we may encounter because we are a small developing company. As a result, we may not be profitable and we may not be able to generate sufficient revenue to develop as we have planned.

We have only recently adopted a bona fide business plan. As of October 25, 2017 we operate through our wholly owned subsidiary AIS Japan Co., Ltd. The likelihood of our success must be considered in light of the expenses and difficulties in development of a customer base nationally, attaining and retaining customers and obtaining financing to meet the needs of our plan of operations. Since we have a limited operating history we may not be profitable and we may not be able to generate sufficient revenues to meet our expenses and support our anticipated activities.

We are an early stage company with an unproven business strategy and may never be able to fully implement our business plan or achieve profitability.

We are at an early stage of development of our operations as a company. We have only recently started to operate business activities, and have not generated revenue from such operations. There can be no assurance that we will be able to fully implement our business plan at reasonable costs or successfully operate. We expect it may take several years to implement our business plan fully, if at all.

Our limited operating history makes it difficult for us to accurately forecast net sales and appropriately plan our expenses.

We have a very limited operating history. As a result, it is difficult to accurately forecast our net sales and plan our operating expenses. This inability could cause our net income, if there is any income at all, in a given quarter to be lower than expected.

If we are unable to successfully create a client base for the UQMS customer management system we may never achieve profitability.

At present we do not have a customer base for the UQMS customer management software and web application system. In the future, if we are unable to successfully market our platform, retain customers who participate in the ten day free trial, fail to successfully compete with companies offering similar systems, or for any reason at all, we could be unsuccessful in creating a user base for our system. In the event that we cannot get enough, or any, users to utilize UQMS then the results of our business would be materially affected and we would be able to offer no assurances that our Company would become profitable in the short term, if at all.

Any technical issues with the UQMS customer management system could severely impact our business operations.

As our business is now based entirely around the UQMS customer management software and web application system we are highly dependent upon the continued performance of our platform. As with all software and web applications, there may be, from time to time, technical malfunctions that arise. It is possible that to remedy any such situation would require substantial time, resources and technical knowledge that we may not have or be able to acquire in a timely fashion. In the event that our system suffers any such malfunction it is possible that we may lose customers, we may have to spend additional capital to repair the issue, or our operations would be forced to suspend or cease entirely.

We operate in a highly competitive environment, and if we are unable to compete with our competitors, our business, financial condition, results of operations, cash flows and prospects could be materially adversely affected.

We operate in a highly competitive environment. Our competition includes all other companies that are in the business of the sale of customer management software and web applications. A highly competitive environment could materially adversely affect our business, financial condition, results of operations, cash flows and prospects.

Because we are small and do not have much capital, our marketing campaign may not be enough to attract sufficient customers to operate profitably. If we do not make a profit, we will suspend or cease operations.

Due to the fact we are small and do not have much capital, we must limit our marketing activities and may not be able to make our product known to potential customers. Because we will be limiting our marketing activities, we may not be able to attract enough customers to operate profitably. If we cannot operate profitably, we may have to suspend or cease operations.

We expect our quarterly financial results to fluctuate.

We expect our net sales and operating results to vary significantly from quarter to quarter due to a number of factors, including changes in:

• Demand for our customer management software and web application;

• Our ability to obtain and retain existing customers;

• Our ability to manage our growth effectively;

• General economic conditions;

• Advertising and other marketing costs.

As a result of the variability of these and other factors, our operating results in future quarters may be below the expectations of public market analysts and investors.

Our future success is dependent on the implementation of our business plan. We have many significant steps still to take.

Our success will depend in large part in our success in achieving several important steps in the implementation of our business plan, including the following: acquiring business information, development of a customer base, implementing order processing and customer service capabilities, and management of business processes. If we are not successful, we will not be able to fully implement or expand our business plan.

Our growth will place significant strains on our resources.

The Company is currently in the exploration stage, with only limited operations, and has not generated any revenue since inception. The Company's growth, if any, is expected to place a significant strain on the Company's managerial, operational and financial resources. Moving forward, the Company's systems, procedures or controls may not be adequate to support the Company's operations and/or the Company may be unable to achieve the rapid execution necessary to successfully implement its business plan. The Company's future operating results, if any, will also depend on its ability to add additional personnel commensurate with the growth of its operations, if any. If the Company is unable to manage growth effectively, the Company's business, results of operations and financial condition will be adversely affected.

Because the Company’s headquarters and assets are located in Japan, investors may experience difficulties in attempting to effect service of process and to enforce judgments based upon US Federal Securities Laws against the Company and its non-US resident officers and directors.

While we are organized under the laws of State of Delaware, our officers and Directors are non-US residents and our headquarters and assets are located in Japan. Consequently, it may be difficult for investors to affect service of process on them in the United States and to enforce United States judgments, obtained in United States courts, against them based on the civil liability provisions of the United States securities laws. Since all our assets will be located outside U.S. it may be difficult or impossible for U.S. investors to collect a judgment against us.

Our future success is dependent, in part, on the performance and continued service of Takehiro Abe, our Director, CEO and President. Without his continued service, we may be forced to interrupt or eventually cease our operations.

We are presently dependent to a great extent upon the experience, abilities and continued services of Takehiro Abe, our Director, CEO and President. We currently do not have an employment agreement with Mr. Abe. The loss of his services would delay our business operations substantially.

Our success depends upon our ability to attract and hire key personnel. Since many of our personnel will be required to be bilingual, or to have other special skills, the pool of potential employees may be small and in high demand by our competitors. Our inability to hire qualified individuals will negatively affect our business, and we will not be able to implement or expand our business plan.

Our business is greatly dependent on our ability to attract key personnel. We will need to attract, develop, motivate and retain highly skilled technical employees. Competition for qualified personnel is intense and we may not be able to hire or retain qualified personnel. Our management has limited experience in recruiting key personnel which may hurt our ability to recruit qualified individuals. If we are unable to retain such employees, we will not be able to implement or expand our business plan.

If we cannot effectively increase and enhance our sales and marketing capabilities, we may not be able to increase our revenues.

We need to further develop our sales and marketing capabilities to support our commercialization efforts. If we fail to increase and enhance our marketing and sales force, we may not be able to enter new or existing markets. Failure to recruit, train and retain new sales personnel, or the inability of our new sales personnel to effectively market and sell our products, could impair our ability to gain market acceptance of our products.

The recently enacted JOBS Act will allow the Company to postpone the date by which it must comply with certain laws and regulations intended to protect investors and to reduce the amount of information provided in reports filed with the SEC.

The recently enacted JOBS Act is intended to reduce the regulatory burden on “emerging growth companies”. The Company meets the definition of an “emerging growth company” and so long as it qualifies as an “emerging growth company,” it will, among other things:

-be exempt from the provisions of Section 404(b) of the Sarbanes-Oxley Act requiring that its independent registered public accounting firm provide an attestation report on the effectiveness of its internal control over financial reporting;

-be exempt from the "say on pay” provisions (requiring a non-binding shareholder vote to approve compensation of certain executive officers) and the "say on golden parachute” provisions (requiring a non-binding shareholder vote to approve golden parachute arrangements for certain executive officers in connection with mergers and certain other business combinations) of The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and certain disclosure requirements of the Dodd-Frank Act relating to compensation of Chief Executive Officers;

-be permitted to omit the detailed compensation discussion and analysis from proxy statements and reports filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and instead provide a reduced level of disclosure concerning executive compensation; and

-be exempt from any rules that may be adopted by the Public Company Accounting Oversight Board (the “PCAOB”) requiring mandatory audit firm rotation or a supplement to the auditor’s report on the financial statements.

Although the Company is still evaluating the JOBS Act, it currently intends to take advantage of all of the reduced regulatory and reporting requirements that will be available to it so long as it qualifies as an “emerging growth company”. The Company has elected not to opt out of the extension of time to comply with new or revised financial accounting standards available under Section 102(b)(1) of the JOBS Act. Among other things, this means that the Company's independent registered public accounting firm will not be required to provide an attestation report on the effectiveness of the Company's internal control over financial reporting so long as it qualifies as an “emerging growth company”, which may increase the risk that weaknesses or deficiencies in the internal control over financial reporting go undetected. Likewise, so long as it qualifies as an “emerging growth company”, the Company may elect not to provide certain information, including certain financial information and certain information regarding compensation of executive officers, which would otherwise have been required to provide in filings with the SEC, which may make it more difficult for investors and securities analysts to evaluate the Company. As a result, investor confidence in the Company and the market price of its common stock may be adversely affected.

Notwithstanding the above, we are also currently a “smaller reporting company”, meaning that we are not an investment company, an asset-backed issuer, or a majority-owned subsidiary of a parent company that is not a smaller reporting company and have a public float of less than $75 million and annual revenues of less than $50 million during the most recently completed fiscal year. In the event that we are still considered a “smaller reporting company”, at such time are we cease being an “emerging growth company”, the disclosure we will be required to provide in our SEC filings will increase, but will still be less than it would be if we were not considered either an “emerging growth company” or a “smaller reporting company”. Specifically, similar to “emerging growth companies”, “smaller reporting companies” are able to provide simplified executive compensation disclosures in their filings; are exempt from the provisions of Section 404(b) of the Sarbanes-Oxley Act requiring that independent registered public accounting firms provide an attestation report on the effectiveness of internal control over financial reporting; and have certain other decreased disclosure obligations in their SEC filings, including, among other things, being required to provide only two years of audited financial statements in annual reports. Decreased disclosures in our SEC filings due to our status as an “emerging growth company” or “smaller reporting company” may make it harder for investors to analyze the Company’s results of operations and financial prospects.

We are an “emerging growth company” under the JOBS Act of 2012, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common stock less attractive to investors.

We are an “emerging growth company,” as defined in the JOBS Act, and we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. We cannot predict if investors will find our common stock less attractive because we may rely on these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We are choosing to take advantage of the extended transition period for complying with new or revised accounting standards. As a result, our financial statements may not be comparable to those of companies that comply with public company effective dates.

We will remain an “emerging growth company” for up to five years, although we will lose that status sooner if our revenues exceed $1 billion, if we issue more than $1 billion in non-convertible debt in a three year period, or if the market value of our common stock that is held by non-affiliates exceeds $700 million.

MANAGEMENT’S DISCUSSION AND ANALYSIS

For the year ended March 31, 2017, we did not generate any revenue.

As of March 31, 2017, we also did not have any cash or cash equivalents.

For the year ended March 31, 2017, we had total general and administrative expenses in the amount of $5,523.

For the six months ended September 30, 2017, we did not generate any revenue.

As of September 30, 2017, we had cash or cash equivalents of $1,000.

For the six months ended September 30, 2017, we had total general and administrative expenses in the amount of $725.

As of December 8, 2017, AIS Japan Co., Ltd., a Japanese Corporation (“AIS Japan”) which is a wholly owned subsidiary of “the Company”, AIS Holdings Group, Inc. purchased UQMS (Using Qrcode Management System), a software and web application for customer management, from Promotion Plus Co., Ltd. in the total amount of JPY 2,453,760 ($21,337).

On behalf of AIS Holdings Group, Inc., our financials for the nine months ended December 31, 2017 will be consolidated and will include those of our wholly owned subsidiary AIS Japan Co., Ltd..

Given that AIS Japan Co., Ltd. was formed on May 6, 2016 and did not have a significant or material operating history as of the date it was transferred to AIS Holdings Group, Inc., we, the Company, determined it unnecessary to include the audited financials of AIS Japan herein. Rather, as mentioned above, the financials of AIS Japan Co., Ltd. will be consolidated with our own financial statements for the nine months ended December 31, 2017.

AIS Japan has generated $0 of revenues to date and has incurred $0 of deficits from inception. Currently the Company holds a material asset valued at JPY 2,453,760 ($21,337).

We believe that to develop the Company’s current business plan we must raise capital in the next twelve months. The Company has no immediate plans to raise such capital. Thus far the Company has relied solely on funds provided by our sole officer and director Takehiro Abe. If we cannot raise such funds we will have to continue to rely on funds provided to us by our Mr. Abe.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the date of this report, the Company has 20,000,000 shares of common stock and no shares of preferred stock issued and outstanding, which number of issued and outstanding shares of common stock and preferred stock have been used throughout this report.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Common Stock Voting Percentage Beneficially Owned	Voting Shares Preferred Stock Are Able to Vote	Preferred Stock Voting Percentage Beneficially Owned	Total Voting Percentage Beneficially Owned
Executive Officers and Directors
Takehiro Abe	20,000,000	100.0%	0	0.0%	100.0%

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

DIRECTORS AND EXECUTIVE OFFICERS

Biographical information regarding the officers and Directors of the Company, who will continue to serve as officers and Directors of the AIS Holdings Group, Inc. and AIS Japan Co., Ltd. are provided below:

AIS Holdings Group, Inc.

NAME	AGE	POSITION
Takehiro Abe	34	Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer and Director

AIS Japan Co., Ltd.

NAME	AGE	POSITION
Takehiro Abe	34	President, Chief Executive Officer and Director

Takehiro Abe

Mr. Takehiro Abe obtained his Masters of Engineering Degree from Nagoya University in 2007, specializing in micro-nano systems. In 2007 he took a job as a system engineer at Hitachi, Ltd. In 2009 he left Hitachi and started his own independent practice as an insurance agent selling insurance policies until 2015. In 2015, he incorporated LDSQUARE Co., Ltd. in Japan. Currently, as the president of LDSQUARE Co., Ltd., Mr. Abe provides institutional financial advisory services.

On April 1, 2016 he was appointed as the Chief Operating Officer and Director of White Fox Ventures, Inc., a Nevada Corporation. On August 12, 2016, he was appointed as Chief Financial Officer of White Fox Ventures, Inc. On June 20, 2017, he resigned as the Chief Operating Officer, Chief Financial Officer and Director of White Fox Ventures, Inc. The resignation was not the result of any material disagreements with the Company.

Corporate governance

The Company promotes accountability for adherence to honest and ethical conduct; endeavors to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the Securities and Exchange Commission (the “SEC”) and in other public communications made by the Company; and strives to be compliant with applicable governmental laws, rules and regulations. The Company has not formally adopted a written code of business conduct and ethics that governs the Company’s employees, officers and Directors as the Company is not required to do so.

In lieu of an Audit Committee, the Company’s Board of Directors, is responsible for reviewing and making recommendations concerning the selection of outside auditors, reviewing the scope, results and effectiveness of the annual audit of the Company's financial statements and other services provided by the Company’s independent public accountants. The Board of Directors reviews the Company's internal accounting controls, practices and policies.

Committees of the Board

Our Company currently does not have nominating, compensation, or audit committees or committees performing similar functions nor does our Company have a written nominating, compensation or audit committee charter. Our sole Director believes that it is not necessary to have such committees, at this time, because the Director(s) can adequately perform the functions of such committees.

Audit Committee Financial Expert

Our Board of Directors has determined that we do not have a board member that qualifies as an "audit committee financial expert" as defined in Item 407(D)(5) of Regulation S-K, nor do we have a Board member that qualifies as "independent" as the term is used in Item 7(d)(3)(iv)(B) of Schedule 14A under the Securities Exchange Act of 1934, as amended, and as defined by Rule 4200(a)(14) of the FINRA Rules.

We believe that our Director(s) are capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. The Director(s) of our Company does not believe that it is necessary to have an audit committee because management believes that the Board of Directors can adequately perform the functions of an audit committee. In addition, we believe that retaining an independent Director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not warranted in our circumstances given the stage of our development and the fact that we have not generated any positive cash flows from operations to date.

Involvement in Certain Legal Proceedings

Our officers and directors have not been involved in any of the following events during the past ten years.

1.	bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
3.	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or
4.	being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.
5.	Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;
6.	Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;
7.	Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:(i) Any Federal or State securities or commodities law or regulation; or(ii) Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or(iii) Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
8.	Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Independence of Directors

We are not required to have independent members of our Board of Directors, and do not anticipate having independent Directors until such time as we are required to do so.

Code of Ethics

We have not adopted a formal Code of Ethics. The Board of Directors evaluated the business of the Company and the number of employees and determined that since the business is operated by a small number of persons, general rules of fiduciary duty and federal and state criminal, business conduct and securities laws are adequate ethical guidelines. In the event our operations, employees and/or Directors expand in the future, we may take actions to adopt a formal Code of Ethics.

Shareholder Proposals

Our Company does not have any defined policy or procedural requirements for shareholders to submit recommendations or nominations for Directors. The Board of Directors believes that, given the stage of our development, a specific nominating policy would be premature and of little assistance until our business operations develop to a more advanced level. Our Company does not currently have any specific or minimum criteria for the election of nominees to the Board of Directors and we do not have any specific process or procedure for evaluating such nominees. The Board of Directors will assess all candidates, whether submitted by management or shareholders, and make recommendations for election or appointment.

A shareholder who wishes to communicate with our Board of Directors may do so by directing a written request addressed to our President, at the address appearing on the first page of this Information Statement.

EXECUTIVE COMPENSATION

Summary Compensation Table:

The table below summarizes all compensation awarded to, earned by, or paid to our named executive officer for all services rendered in all capacities to us for the year ended March 31, 2017.

SUMMARY COMPENSATION TABLE
Name and principal position	Year Ended March 31,	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Thomas DeNunzio, Former Chief Executive Officer Chief Financial Officer	2017	0	0	2,000	0	0	0	0	2,000
Takehiro Abe, Current Chief Executive Officer Chief Financial Officer	2017	0	0	0	0	0	0	0	0

On June 18, 2017, Mr. Thomas DeNunzio resigned as Chief Executive Officer, Chief Financial Officer, President, Director Secretary and Treasurer.

On June 18, 2017, Mr. Takehiro Abe was appointed as Chief Executive Officer, Chief Financial Officer, President, Director, Secretary, and Treasurer.

Stock Option Grants

We have not granted any stock options to our executive officers since our incorporation.

Employment Agreements

We do not have an employment or consulting agreement with any officers or Directors.

Compensation Discussion and Analysis

Director Compensation

Our Board of Directors does not currently receive any consideration for their services as members of the Board of Directors. The Board of Directors reserves the right in the future to award the members of the Board of Directors cash or stock based consideration for their services to the Company, which awards, if granted, shall be in the sole determination of the Board of Directors.

Executive Compensation Philosophy

Our Board of Directors determines the compensation given to our executive officers in their sole determination. Our Board of Directors reserves the right to pay our executive or any future executives a salary, and/or issue them shares of common stock issued in consideration for services rendered and/or to award incentive bonuses which are linked to our performance, as well as to the individual executive officer’s performance. This package may also include long-term stock based compensation to certain executives, which is intended to align the performance of our executives with our long-term business strategies. Additionally, while our Board of Directors has not granted any performance base stock options to date, the Board of Directors reserves the right to grant such options in the future, if the Board in its sole determination believes such grants would be in the best interests of the Company.

Incentive Bonus

The Board of Directors may grant incentive bonuses to our executive officer and/or future executive officers in its sole discretion, if the Board of Directors believes such bonuses are in the Company’s best interest, after analyzing our current business objectives and growth, if any, and the amount of revenue we are able to generate each month, which revenue is a direct result of the actions and ability of such executives.

Long-term, Stock Based Compensation

In order to attract, retain and motivate executive talent necessary to support the Company’s long-term business strategy we may award our executive and any future executives with long-term, stock-based compensation in the future, in the sole discretion of our Board of Directors, which we do not currently have any immediate plans to award.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On January 30, 2017, the Company issued 20,000,000 founder’s shares of restricted common stock valued at $2,000 at par value ($.0001) to our former sole officer and director, Mr. Thomas DeNunzio, in exchange for the development of the business plan for the Company.

During the period ended September 30, 2017, our former sole officer and director Thomas DeNunzio paid expenses on behalf of the Company totaling $2,900. These expenses are considered contributions to the Company and consisted primarily of professional fees.

During the period ended March 31, 2017 our former sole officer and director Thomas DeNunzio paid expenses on behalf of the Company totaling $98.

As of September 30, 2017, the Company owed $1,000 to Takehiro Abe, our Chief Executive Officer and Chief Financial Officer. These advances are due on demand and bear no interest.

Review, Approval and Ratification of Related Party Transactions

Given our small size and limited financial resources, we have not adopted formal policies and procedures for the review, approval or ratification of transactions, such as those described above, with our executive officer(s), Director(s) and significant stockholders. We intend to establish formal policies and procedures in the future, once we have sufficient resources and have appointed additional Directors, so that such transactions will be subject to the review, approval or ratification of our Board of Directors, or an appropriate committee thereof. On a moving forward basis, our Directors will continue to approve any related party transaction.

Corporate Governance

The Company promotes accountability for adherence to honest and ethical conduct; endeavors to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the Securities and Exchange Commission (the “SEC”) and in other public communications made by the Company; and strives to be compliant with applicable governmental laws, rules and regulations. The Company has not formally adopted a written code of business conduct and ethics that governs the Company’s employees, officers and Directors as the Company is not required to do so.

In lieu of an Audit Committee, the Company’s Board of Directors, is responsible for reviewing and making recommendations concerning the selection of outside auditors, reviewing the scope, results and effectiveness of the annual audit of the Company's financial statements and other services provided by the Company’s independent public accountants. The Board of Directors, the Chief Executive Officer and the Chief Financial Officer of the Company review the Company's internal accounting controls, practices and policies.

LEGAL PROCEEDINGS

From time to time, we may become party to litigation or other legal proceedings that we consider to be a part of the ordinary course of our business. We are not currently involved in legal proceedings that could reasonably be expected to have a material adverse effect on our business, prospects, financial condition or results of operations. We may become involved in material legal proceedings in the future.

RECENT SALES OF UNREGISTERED SECURITIES

On January 30, 2017, the Company issued 20,000,000 founder’s shares of restricted common stock valued at $2,000 at par value ($.0001) to our sole officer and director, Mr. Thomas DeNunzio, in exchange for the development of the business plan for the Company.

On June 18, 2017, Thomas DeNunzio entered into and consummated a Share Purchase Agreement with Takehiro Abe. Pursuant to the Agreement, Mr. DeNunzio transferred to Takehiro Abe 20,000,000 shares of our common stock, which represents all of our issued and outstanding shares.

DESCRIPTION OF SECURITIES

We have authorized capital stock consisting of 500,000,000 shares of common stock, $0.0001 par value per share (“Common Stock”) and 20,000,000 shares of preferred stock, $0.0001 par value per share (“Preferred Stock”). As of the date of this filing and taking into account the Share Transactions, we have 20,000,000 shares of Common Stock and no shares of Preferred Stock issued and outstanding.

Common Stock

The holders of outstanding shares of Common Stock are entitled to receive dividends out of assets or funds legally available for the payment of dividends of such times and in such amounts as the board from time to time may determine. Holders of Common Stock are entitled to one vote for each share held on all matters submitted to a vote of shareholders. There is no cumulative voting of the election of directors then standing for election. The Common Stock is not entitled to pre-emptive rights and is not subject to conversion or redemption. Upon liquidation, dissolution or winding up of our company, the assets legally available for distribution to stockholders are distributable ratably among the holders of the Common Stock after payment of liquidation preferences, if any, on any outstanding payment of other claims of creditors.

Preferred Stock

Shares of Preferred Stock may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by our Board of Directors (“Board of Directors”) prior to the issuance of any shares thereof. Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of our capital stock entitled to vote generally in the election of the directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

Options and Warrants

None.

Convertible Notes

None.

 INDEMNIFICATION OF OFFICERS AND DIRECTORS

Delaware Corporation Law and our Certificate of Incorporation, allow us to indemnify our officers and Directors from certain liabilities and our Bylaws, as amended (“Bylaws”), state that we shall indemnify every (i) present or former Director, advisory Director or officer of us and (ii) any person who while serving in any of the capacities referred to in clause (i) served at our request as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust, association or other enterprise. (each an “Indemnitee”).

Our Bylaws provide that the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director or officer of the Corporation, or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, association or other enterprise, against expenses (including attorneys fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with which action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

Except as provided above, our Certificate of Incorporation provides that a Director shall be liable to the extent provided by applicable law, (i) for breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DELAWARE CORPORATION LAW or (iv) for any transaction from which the director derived an improper personal benefit. If the DELAWARE CORPORATION LAW hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended DELAWARE CORPORATION LAW. Neither any amendment to or repeal of this Article 7, nor the adoption of any provision hereof inconsistent with this Article 7, shall adversely affect any right or protection of any director of the Corporation existing at the time of, or increase the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to or at the time of such amendment.

Neither our Bylaws, nor our Certificate of Incorporation include any specific indemnification provisions for our officer or Directors against liability under the Securities Act of 1933, as amended. Additionally, insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act") may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Given that AIS Japan Co., Ltd. was formed on May 6, 2016 and did not have a significant or material operating history as of the date it was transferred to AIS Holdings Group, Inc., we the Company determined it unnecessary to include the audited financials of AIS Japan herein. Rather, as mentioned above, the financials of AIS Japan Co., Ltd. will be consolidated with our own financial statements for the nine months ended December 31, 2017.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON

ACCOUNTING AND FINANCIAL DISCLOSURE

None.

ITEM 5.06. CHANGE IN SHELL COMPANY STATUS

Effective December 8, 2017, AIS Japan Co., Ltd., a Japanese Corporation (“AIS Japan”) which is a wholly owned subsidiary of “the Company”, AIS Holdings Group, Inc. purchased UQMS (Using Qrcode Management System), a software and web application for customer management, from Promotion Plus Co., Ltd. in the total amount of JPY 2,453,760 ($21,337).

Upon the purchase of the material asset, “the UQMS Management System”, a software and web application, (as described in Item 2.01, above), we ceased our status as a “shell company,” as defined in Rule 12b-2 under the Exchange Act of 1934, as amended (the “Exchange Act”). At this time, and moving forward, we operate solely through our wholly owned subsidiary, and the nature of our business is and will be finding clients who will pay for the use of our software and web application for customer management.

Accordingly, we have set forth above the information, including the information with respect to our new operations that would be required if we were filing a general form for registration of securities on Form 10 under the Exchange Act, reflecting our common stock in this Report on Form 8-K, above.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The nine month period ending December 31, 2017 will include consolidated financial statements comprised of AIS Holdings Group, Inc. and our wholly owned subsidiary, AIS Japan Co., Ltd.

EXHIBITS TO FORM 8-K

Exhibit Number	Description of Exhibit
3.1	Certificate of Incorporation (1)
3.1	Certificate of Amendment (2)
3.2	Bylaws (1)

(1) Filed as an exhibit to the Company's Registration Statement on Form 10, as filed with the SEC on April 17, 2017, and incorporated herein by this reference.

(2) Filed as an exhibit to the Company’s Form 8-K, as filed with the SEC on September 14, 2017, and incorporated herein by this reference.

(3) Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIS Holdings Group, Inc.

Dated: December 20, 2017

By: /s/ Takehiro Abe

Takehiro Abe

President and Director